UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 26, 2007
Date of Report (date of earliest event reported)

GENESIS MICROCHIP INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Augustine Dr. Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

(408) 919-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On July 26, 2007, Genesis Microchip Inc. issued a press release announcing its unaudited financial results for its fiscal quarter ended June 30, 2007, the text of which is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

99.1	Press release of Genesis Microchip Inc. dated July 26, 2007

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: July 26, 2007	By:	/s/ Elias Antoun
Elias Antoun President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Genesis Microchip Inc. dated July 26, 2007